Deferred debt issuance cost (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Total deferred debt issuance cost	$ 19,655	$ 10,447
Accumulated amortization and write down	(5,078)	(791)
Total deferred debt issuance cost, net	14,577	9,656
Current deferred debt issuance cost	2,603	2,725
Long term deferred debt issuance cost	11,974	6,931
Total deferred debt issuance cost	$ 14,577	$ 9,656